PAN AMERICAN LITHIUM CORP.
3040 N. Campbell Avenue, Suite 110
Tucson, Arizona, USA 85719

VIA ELECTRONIC MAIL

October 28, 2010

Escondidas International S.A. de C.V.
Avenida Ignacio Ramirez 514 –
A, Col. Pro – Hogar, Mexicali,
Baja California, Mexico

The Shareholders of Escondidas
International S.A. de C.V.

Dear Sirs:

Re: Third Amendment to Share Option Agreement dated December 18, 2009

Further to the Share Option Agreement (the “Option Agreement”) among Pan American Lithium Corp. (formerly Etna Resources Inc.), Escondidas International S.A. de C.V. (“Escondidas”) and the shareholders of Escondidas dated December 18, 2009, we hereby agree, for good and valuable consideration, the receipt of which is acknowledged by each party, to:

1.	amend section 1.1(j) of the Option Agreement by deleting the reference to “October 31, 2010” as set out in the definition of “Closing Date” and replacing it with “April 30, 2011”;

2.	amend section 27.1 (d) of the Option Agreement by deleting the reference to “October 31, 2010” and replacing it with “April 30, 2011”; and

3.	amend section 27.1 (e) of the Option Agreement by deleting the reference to “October 31, 2010” and replacing it with “April 30, 2011”.

All other terms and conditions of the Option Agreement, as amended, remain unchanged and in full force and effect, and the parties ratify and affirm the Option Agreement, as amended hereby.

If the foregoing is acceptable to you, please so indicate by executing a copy of this letter agreement where indicated below and return it to our attention via electronic mail or fax at your earliest convenience.

Yours truly,

PAN AMERICAN LITHIUM CORP.

By:	/s/ Andrew Brodkey
Authorized Signatory

The foregoing is hereby accepted and agreed to by the undersigned this 28th day of October, 2010.

WITNESSED BY:	)
)
)
Name	)
)
Address	)	/s/ Harold Gardner
	)	HAROLD GARDNER
)
)
Occupation	)

WITNESSED BY:	)
)
)
Name	)
)
Address	)	/s/ Federico Diaz
	)	FEDERICO DIAZ
)
)
Occupation	)

WITNESSED BY:	)
)
)
Name	)
)
Address	)	/s/ Carlos Cota
	)	CARLOS COTA
)
)
Occupation	)

WITNESSED BY:	)
)
)
Name	)
)
Address	)	/s/ Rene Ramirez
	)	RENE RAMIREZ
)
)
Occupation	)

WITNESSED BY:	)
)
)
Name	)
)
Address	)	/s/ Jaime Ibarra
	)	JAIME IBARRA
)
)
Occupation	)

WITNESSED BY:	)
)
)
Name	)
)
Address	)	/s/ Luis Carlos Duarte
	)	LUIS CARLOS DUARTE
)
)
Occupation	)

ESCONDIDAS INTERNACIONAL S.A. de C.V.

Per:	/s/ Rene Ramirez
Authorized Signatory